UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-10041

JNL Investors Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Daniel W. Koors

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT
December 31, 2018
• JNL® Investors Series Trust

JNL Investors Series Trust Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2018

Domestic Equity		Developed International Equity
S&P 500 Index	-4.38%	MSCI All Country World ex-USA Index (Net)	-9.42%
S&P MidCap 400 Index	-11.08	MSCI EAFE Index (Net)	-13.79
MSCI USA Index	-4.50
MSCI USA Mid Cap Index	-9.37	Emerging Markets
MSCI USA Small Cap Index	-13.35	MSCI Emerging Markets Index (Net)	-14.58%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	-1.20%	Bloomberg Commodity Index	-11.25%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	FTSE EPRA/NAREIT Developed Index	-4.74
Bloomberg Barclays U.S. Corporate High Yield Bond Index	-9.37
		Alternative Strategy
		Wilshire Liquid Alternative Index	-4.26%

Domestic Equity: Volatility returned to the markets in 2018, after a calm and profitable 2017. All the major broad stock market indices lost ground during a turbulent year that saw a major selloff in stocks to finish the year. Steady gains midyear were bracketed by highly volatile trading during the first and fourth quarters that at times saw huge daily swings in prices that eventually led to losses. Volatility was even more severe among small- and mid-cap stocks, especially during the fourth quarter, resulting in even sharper losses by year end. While the heightened volatility favored value and traditionally defensive sectors of the market at times, growth stocks outperformed across the market cap spectrum overall, driven by information technology and ecommerce names. Still, it was health care and utilities that ultimately finished the year as the top performing sectors. Rising interest rates and a violent unwinding of low volatility trades following a docile 2017 market environment set the tone during the first quarter. The fourth quarter selloff was sparked by increased fears of slowing economic growth amid continued tightening of monetary policy by the U.S. Federal Reserve (“Fed”), which was also unwinding its massive balance sheet built up after the global financial crisis. Volatility is likely to continue in the first half of the year amid U.S. China trade negotiations and potential continued quantitative tightening on the part of the Fed.

Fixed Income: Concerns regarding a slowdown in growth and Fed monetary policy led to a rocky path for bonds. Bonds seemingly entered into a game of seesaw with the stock market in 2018. When bonds sold off to start the year, the resulting increase in interest rates sparked turmoil among stocks. As investors fled back to bonds, lower interest rates fueled a midyear rise in stocks, which ultimately ended in another reverse to end the year. All told, the investment grade U.S. bond market ended the year virtually flat, while global bonds posted modest losses. Government and investment grade bonds seesawed the most, but ultimately benefitted from lower rates by year end. High yield and credit sensitive bonds generally lost ground on valuation concerns, uncertainty about corporate credit ratings amid continued Fed rate hikes and slowing economic growth. Global bonds were hurt by a stronger U.S. Dollar for most of the year, with emerging markets (“EM”) debt hit especially hard by the Dollar and turmoil in select countries.

Developed International Equity: Slowing growth in Europe starting in the second quarter weighed heavily on foreign developed markets in 2018. Stock performance sharply diverged from the U.S. in the beginning of June, driven in part by a blowup in Italian politics that fueled fears of further Euro disruption. Weaker growth in Europe took the bloom off the global synchronized growth story, with U.S. economic strength and higher interest rates making it a more attractive option. Signals from the European Central Bank that it would be ending its quantitative easing program kept a lid on returns during the fourth quarter, though results were more in line with the U.S. Despite more encouraging economic news out of Japan, stocks were down double digits there as well.

Emerging Markets: After a standout 2017, EM bonds and equities were the laggards in their respective asset classes in 2018. EM equities finished the year down more than 14% despite holding up relatively better during the fourth quarter global sell off. A strong U.S. Dollar for most of the year, slowing economic growth in China and Europe and weaker commodity prices all contributed to a midyear downswing that diverged sharply from U.S. performance. EM debt followed equities lower midyear troubled by the stronger Dollar and debt market turmoil in Turkey and Argentina from which it didn’t really recover.

Alternative Assets: It was a mixed year for alternative assets as oil prices first soared then plummeted, throwing the commodities and natural resources categories into turmoil. Both segments posted double digit losses for the year in significantly lagging equities. Global infrastructure related assets also delivered losses, mostly in line with global equities. U.S. real estate was the relative bright spot in the category as it kept pace with U.S. equities, while global real estate investment trusts outperformed the lackluster global equity marketplace.

Alternative Strategies: Alternative investment strategies posted negative returns overall as measured by the Wilshire Liquid Alternative Index in slightly outperforming equities and trailing fixed income. Alternative strategies lagged stocks for most of the year but held up considerably better during the fourth quarter equity selloff. The event driven segment of the Index, which includes merger arbitrage strategies, stood out with positive returns for the year. The global macro and hedged equity segments underperformed the broader Index given their tilt towards equity and international exposure.

JNL/PPM America Low Duration Bond Fund PPM America, Inc. (Unaudited)

JNL/PPM America Low Duration Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	1.16%	1 Year	1.36%
5 Year	1.08	5 Year	N/A
Since Inception	1.09	Since Inception	1.07
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	31.4%
Non-U.S. Government Agency ABS	30.9
Government Securities	16.5
Health Care	3.4
Consumer Staples	2.4
Industrials	2.2
Real Estate	2.2
Communication Services	2.0
U.S. Government Agency MBS	1.7
Energy	1.7
Materials	0.9
Utilities	0.8
Consumer Discretionary	0.5
Information Technology	0.5
Other Short Term Investments	1.8
Securities Lending Collateral	1.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America Low Duration Bond Fund underperformed its benchmark by posting a return of 1.16% for Class A shares compared to 1.60% for the Bloomberg Barclays Capital 1-3 Year U.S. Government Credit Index.

The investment results were positively impacted by an out of index allocation to asset backed-securities (“ABS”) and an underweight to U.S. Treasuries. The Fund’s security selection within agency debentures detracted from relative performance. The Fund uses futures to manage duration.

Positioning among sectors and credit quality was stable throughout the year.  At the beginning of the year, the Fund held approximately 53% in corporate bonds, 8% in Treasuries, and 7% in mortgages, which migrated to 50%, 10%, and 5% respectively by year end. The Fund was well diversified among industries at year end, with the top five segments representing 62% of total investments.

We believe investment grade market fundamentals remain constructive. The U.S. is expected to grow 2.5% in 2019, while areas of concern (e.g., housing) are a small portion of overall gross domestic product. Earnings will likely slow down without the initial boost from tax reform, but large caps are still expected to grow around 8%. We may add risk in the first quarter of 2019, if the heavy primary calendar widens spreads further.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America Low Duration Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 31.5%
AEP Transmission Co. LLC
Series 2012-A3-1, 2.84%, 12/01/24	775	772
American Express Credit Account Master Trust
Series 2014-A-1, 2.83%, (1M USD LIBOR + 0.37%), 05/15/19 (a)	1,000	1,001
Series 2014-B-1, 2.96%, (1M USD LIBOR + 0.50%), 05/15/19 (a)	1,214	1,215
Series 2017-A-1, 1.93%, 02/18/20	3,000	2,965
Series 2017-B-1, 2.10%, 02/18/20	1,414	1,400
AmeriCredit Automobile Receivables Trust
Series 2015-B-3, 2.08%, 09/08/20	35	35
Series 2017-A2B-2, 2.71%, (1M USD LIBOR + 0.25%), 09/18/20 (a)	724	724
Series 2016-A3-1, 1.81%, 10/08/20	4	4
Series 2014-C-4, 2.47%, 11/09/20	600	599
Series 2015-B-4, 2.11%, 01/08/21	387	386
Series 2015-C-1, 2.51%, 01/08/21	605	604
Series 2016-B-1, 2.30%, 03/08/21	1,500	1,498
Series 2016-C-1, 2.89%, 01/10/22	500	498
Series 2014-C-3, REMIC, 2.58%, 09/08/20	53	53
Apidos CLO XI
Series 2012-AR-11A, 3.89%, (3M USD LIBOR + 1.44%), 01/17/23 (a) (b)	500	500
Ascentium Equipment Receivables LLC
Series 2018-A2-2A, 3.27%, 10/12/21 (b)	2,634	2,643
Ascentium Equipment Receivables Trust
Series 2017-A2-1A, 1.87%, 07/10/19 (b)	150	150
Series 2016-A3-2A, 1.65%, 11/11/19 (b)	1,576	1,569
Series 2017-A2-2A, 2.00%, 05/11/20 (b)	477	475
Series 2018-A2-1A, 2.92%, 12/10/20 (b)	933	932
Series 2017-A3-1A, 2.29%, 06/10/21 (b)	1,096	1,089
Series 2017-A3-2A, 2.31%, 12/10/21 (b)	4,679	4,618
Series 2017-B-2A, 2.66%, 04/11/22 (b)	800	792
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (b)	26	26
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/07/20 (a) (b)	2,337	2,356
BA Credit Card Trust
Series 2014-A-A1, 2.84%, (1M USD LIBOR + 0.38%), 01/15/19 (a)	1,684	1,684
Series 2016-A-A1, 2.85%, (1M USD LIBOR + 0.39%), 05/15/19 (a)	1,000	1,001
Series 2017-A1-A1, 1.95%, 03/16/20	740	731
Bank of The West Auto Trust
Series 2017-A2-1, 1.78%, 02/15/21 (b)	957	953
Series 2018-A3-1, 3.43%, 12/15/22 (b)	2,078	2,092
Series 2017-A3-1, 2.11%, 01/15/23 (b)	2,228	2,201
BBCMS Trust
Series 2013-A2-TYSN, REMIC, 3.76%, 09/08/20 (b)	536	537
BCC Funding XIII LLC
Series 2016-B-1, 2.73%, 04/20/20 (b)	562	559
BCC Funding XIV LLC
Series 2018-A2-1A, 2.96%, 06/20/23 (b)	2,937	2,929
BMW Floorplan Master Owner Trust
Series 2018-A1-1, 3.15%, 05/17/21 (b)	1,724	1,720
California Republic Auto Receivables Trust
Series 2017-A3-1, 1.90%, 09/16/19	1,350	1,346
Series 2018-A2-1, 2.86%, 12/15/19	579	578
Capital One Multi-Asset Execution Trust
Series 2004-B3-B3, 3.19%, (1M USD LIBOR + 0.73%), 03/15/19 (a)	450	450
Series 2014-A4-A4, 2.82%, (1M USD LIBOR + 0.36%), 08/15/19 (a)	4,150	4,154
Series 2015-A2-A2, 2.08%, 05/15/20	500	494
Carlyle Global Market Strategies CLO Ltd.
Series 2013-A1RR-4A, 3.34%, (3M USD LIBOR + 1.00%), 01/15/31 (a) (b)	2,000	1,955
CarMax Auto Owner Trust
Series 2017-A3-3, 1.97%, 04/15/22	1,610	1,593
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (b)	1,823	1,812
Series 2016-A2-1, 1.69%, 09/14/22 (b)	625	623
	Shares/Par[1]	Value ($)
Chase Issuance Trust
Series 2014-A5-A5, 2.83%, (1M USD LIBOR + 0.37%), 04/15/19 (a)	100	100
Series 2015-A4-A4, 1.84%, 04/15/20	1,750	1,727
Chrysler Capital Auto Receivables Trust
Series 2016-A3-BA, 1.64%, 07/15/21 (b)	1,242	1,237
Series 2016-B-AA, 2.88%, 02/15/22 (b)	5,000	4,993
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (b)	794	789
Citibank Credit Card Issuance Trust
Series 2017-A1-A1, 2.71%, (1M USD LIBOR + 0.25%), 01/17/19 (a)	6,000	6,000
Citigroup Commercial Mortgage Trust
Series 2014-AAB-GC19, REMIC, 3.55%, 11/10/23	1,000	1,009
CNH Equipment Trust
Series 2017-A2B-B, 2.60%, (1M USD LIBOR + 0.14%), 11/16/20 (a)	168	168
COLT Funding LLC
Series 2018-A1-1, REMIC, 2.93%, 02/25/48 (a) (b)	314	312
COLT Mortgage Loan Trust
Series 2017-A1-1, 2.61%, 05/27/47 (a) (b)	569	554
Series 2016-A1-2, REMIC, 2.75%, 09/25/46 (a) (b)	202	198
Series 2016-A1-3, REMIC, 2.80%, 12/26/46 (a) (b)	471	460
Series 2017-A1A-2, REMIC, 2.41%, 10/25/47 (a) (b)	954	940
COMM Mortgage Trust
Series 2014-ASB-UBS6, REMIC, 3.39%, 08/12/24	207	208
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	1,655	1,620
Series 2017-A3-HL1, REMIC, 3.50%, 06/25/47 (a) (b)	1,794	1,774
DBUBS Mortgage Trust
Series 2011-A3-LC1A, REMIC, 5.00%, 01/12/21 (b)	1,275	1,312
Dell Equipment Finance Trust
Series 2016-B-1, 2.03%, 01/22/19 (b)	146	146
Series 2017-A2B-2, 2.80%, (1M USD LIBOR + 0.30%), 02/24/20 (a) (b)	739	739
Series 2018-A2-2, 3.16%, 08/24/20 (b)	378	379
Series 2018-A2A-1, 2.97%, 10/22/20 (b)	1,372	1,372
Series 2018-A3-2, 3.37%, 06/22/21 (b)	463	465
Series 2017-A3-1, 2.14%, 04/22/22 (b)	3,443	3,432
Series 2017-B-1, 2.52%, 04/22/22 (b)	925	920
Series 2017-A3-2, 2.19%, 10/24/22 (b)	1,125	1,117
Discover Card Execution Note Trust
Series 2016-A2-A2, 3.00%, (1M USD LIBOR + 0.54%), 03/15/19 (a)	3,255	3,257
Series 2017-A6-A6, 1.88%, 08/17/20	2,000	1,968
DLL LLC
Series 2018-A3-ST2, 3.46%, 01/20/22 (b)	1,737	1,748
Series 2018-A4-ST2, 3.59%, 06/20/24 (b)	1,863	1,887
Engs Commercial Finance Trust
Series 2018-A1-1A, 2.97%, 02/22/21 (b)	378	378
Federated Mortgage Fund Mortgage Trust
Series 2011-B-K12, REMIC, 4.34%, 12/25/20 (a) (b)	2,210	2,232
Fifth Third Auto Trust
Series 2017-A3-1, 1.80%, 02/15/22	2,172	2,148
First Investors Auto Owner Trust
Series 2016-A2-1A, 2.26%, 02/15/19 (b)	589	589
Series 2018-A1-2A, 3.23%, 11/16/20 (b)	1,034	1,036
Ford Credit Auto Lease Trust
Series 2018-A3-A, 2.93%, 06/15/20	4,000	3,993
Ford Credit Auto Owner Trust
Series 2014-A-2, 2.96%, (1M USD LIBOR + 0.50%), 02/15/19 (a)	630	630
Series 2015-A2-2, 3.03%, (1M USD LIBOR + 0.57%), 01/15/20 (a)	1,240	1,243
Series 2014-B-C, 1.97%, 04/15/20	362	361
Series 2015-B-A, 2.03%, 08/15/20	770	768
Series 2015-C-A, 2.20%, 11/15/20	3,000	2,990

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Ford Credit Floorplan Master Owner Trust
Series 2016-A1-1, 1.76%, 02/15/19	110	110
Series 2016-A1-3, 1.55%, 07/15/19	2,555	2,536
Series 2013-A-2, 2.09%, 03/15/20 (b)	5,330	5,270
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (b)	887	881
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (b)	1,053	1,053
GM Financial Automobile Leasing Trust
Series 2018-A2A-3, 2.89%, 01/21/20	1,524	1,522
Series 2017-A3-3, 2.01%, 11/20/20	1,670	1,658
GM Financial Consumer Automobile Receivables Trust
Series 2017-A3-3A, 1.97%, 05/16/22 (b)	2,170	2,145
Series 2018-A3-4, 3.21%, 05/16/22	3,000	3,018
Series 2018-B-4, 3.45%, 09/16/22	568	577
Series 2018-B-3, 3.27%, 01/16/24	1,745	1,760
GMF Floorplan Owner Revolving Trust
Series 2017-A1-1, 2.22%, 01/15/20 (b)	2,860	2,836
Series 2016-A1-1, 1.96%, 05/17/21 (b)	7,098	7,068
Series 2016-A2-1, 3.31%, (1M USD LIBOR + 0.85%), 05/17/21 (a) (b)	777	779
GreatAmerica Leasing Receivables Funding LLC
Series 2018-A2-1, 2.35%, 05/15/20 (b)	90	90
Series 2017-A3-1, 2.06%, 06/22/20 (b)	887	883
Series 2018-A3-1, 2.60%, 06/15/21 (b)	611	608
Series 2018-A4-1, 2.83%, 06/17/24 (b)	644	642
GS Mortgage Securities Trust
Series 2011-A4-GC3, REMIC, 4.75%, 01/10/21 (b)	1,177	1,207
Hilton Grand Vacations Trust
Series 2014-A-AA, 1.77%, 11/25/26 (b)	523	516
Series 2017-A-AA, 2.66%, 12/26/28 (b)	3,224	3,191
Huntington Auto Trust
Series 2016-A3-1, 1.59%, 08/15/19	1,122	1,118
Hyundai Auto Receivables Trust
Series 2015-B-B, 2.01%, 06/15/21	1,180	1,176
John Deere Owner Trust
Series 2016-A3-B, 1.25%, 06/15/20	105	104
JPMorgan Mortgage Trust
Series 2018-1A4-6, 3.50%, 12/25/48 (a) (b)	679	669
Series 2015-A5-6, REMIC, 3.50%, 08/25/22 (a) (b)	1,467	1,456
Series 2014-A1-5, REMIC, 2.99%, 10/25/26 (a) (b)	1,088	1,077
Series 2016-A1-2, REMIC, 2.75%, 06/25/46 (a) (b)	2,034	2,016
Series 2016-2A1-3, REMIC, 3.00%, 10/25/46 (a) (b)	1,402	1,387
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	1,324	1,309
Kubota Credit Owner Trust
Series 2017-A2-1A, 1.66%, 08/15/19 (b)	1,834	1,826
Series 2016-A3-1A, 1.50%, 07/15/20 (b)	3,676	3,655
Series 2017-A3-1A, 1.88%, 12/15/20 (b)	4,420	4,347
Series 2018-A2-1A, 2.80%, 02/16/21 (b)	1,895	1,892
Marlin Leasing Receivables LLC
Series 2018-A2-1A, 3.05%, 10/20/20 (b)	540	540
Series 2018-A3-1A, 3.36%, 04/20/23 (b)	1,040	1,041
Series 2018-B-1A, 3.54%, 05/22/23 (b)	315	316
Series 2018-C-1A, 3.70%, 06/20/23 (b)	308	310
Merrill Lynch Mortgage Investors Trust
Series 2003-A1-E, REMIC, 3.13%, (1M USD LIBOR + 0.62%), 10/25/28 (a)	901	882
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-ASB-C15, REMIC, 3.65%, 12/15/23	803	813
Morgan Stanley Capital Barclays Bank Trust
Series 2016-B-MART, REMIC, 2.48%, 09/15/21 (b)	3,000	2,917
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (b)	54	53
Series 2017-A-1A, 2.42%, 12/20/34 (b)	1,324	1,299
Series 2018-A-1A, 3.45%, 01/21/36 (b)	2,798	2,825
Navitas Equipment Receivables LLC
Series 2016-A2-1, 2.20%, 06/15/21 (b)	820	818
	Shares/Par[1]	Value ($)
Orange Lake Timeshare Trust
Series 2018-A-A, 3.10%, 11/08/30 (b)	2,762	2,745
Prestige Auto Receivables Trust
Series 2016-A3-2A, 1.76%, 02/15/19 (b)	452	451
Series 2017-A2-1A, 1.80%, 03/15/19 (b)	1,000	999
Santander Retail Auto Lease Trust
Series 2018-A2A-A, REMIC, 2.71%, 01/20/20 (b)	2,434	2,429
Series 2018-A2B-A, REMIC, 2.74%, (1M USD LIBOR + 0.27%), 01/20/20 (a) (b)	3,002	3,000
Sequoia Mortgage Trust
Series 2017-A4-3, REMIC, 3.50%, 04/25/24 (a) (b)	1,367	1,350
Series 2016-A10-3, REMIC, 3.50%, 12/25/24 (b)	748	739
Shellpoint Co-Originator Trust
Series 2017-A4-1, 3.50%, 04/25/44 (a) (b)	2,079	2,052
Series 2016-1A10-1, REMIC, 3.50%, 11/25/46 (a) (b)	1,465	1,453
Sierra Receivables Funding Co. LLC
Series 2015-A-1A, 2.40%, 03/20/32 (b)	110	109
Sierra Timeshare Receivables Funding LLC
Series 2014-A-3A, 2.30%, 10/20/31 (b)	433	431
Series 2016-A-1A, 3.08%, 03/21/33 (b)	416	415
Sound Point CLO II Ltd.
Series 2013-A1R-1A, 3.58%, (3M USD LIBOR + 1.07%), 01/27/31 (a) (b)	1,500	1,468
SunTrust Auto Receivables Trust
Series 2015-A4-1A, 1.78%, 05/15/19 (b)	423	422
Toyota Auto Receivables Owner Trust
Series 2017-A3-D, 1.93%, 11/16/20	550	543
United Auto Credit Securitization Trust
Series 2018-A-2, 2.89%, 03/10/21 (b)	1,084	1,083
Verizon Owner Trust
Series 2016-B-1A, 1.46%, 01/20/21 (b)	269	266
Series 2016-B-2A, 2.15%, 05/20/21 (b)	602	598
Series 2017-A-1A, 2.06%, 09/20/21 (b)	1,500	1,489
Series 2017-A-2A, 1.92%, 12/20/21 (b)	565	559
Voya CLO Ltd.
Series 2013-A1R-2A, 3.46%, (3M USD LIBOR + 0.97%), 04/25/31 (a) (b)	985	958
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-2A4-AR10, REMIC, 4.51%, 06/25/35 (a)	234	234
Westlake Automobile Receivables Trust
Series 2018-A2B-1A, 2.71%, (1M USD LIBOR + 0.25%), 07/15/19 (a) (b)	2,249	2,249
Series 2018-A2B-2A, 2.79%, (1M USD LIBOR + 0.33%), 09/15/21 (a) (b)	4,489	4,490
Series 2018-A2A-2A, 2.84%, 09/15/21 (b)	2,040	2,037
World Omni Auto Receivables Trust
Series 2017-A2B-A, 2.60%, (1M USD LIBOR + 0.14%), 02/15/19 (a)	486	486
World Omni Automobile Lease Securitization Trust
Series 2017-A2-A, 1.68%, 12/16/19	587	585
Total Non-U.S. Government Agency Asset-Backed Securities (cost $218,339)		217,351
CORPORATE BONDS AND NOTES 48.9%
Communication Services 2.0%
AT&T Inc.
3.09%, (3M USD LIBOR + 0.65%), 01/15/20 (a)	1,500	1,503
3.39%, (3M USD LIBOR + 0.95%), 07/15/21 (a)	2,500	2,489
Charter Communications Operating LLC
3.58%, 07/23/20	1,000	999
4.46%, 07/23/22	1,500	1,514
Comcast Corp.
3.70%, 04/15/24	2,000	2,009
Time Warner Cable Inc.
8.75%, 02/14/19	3,000	3,015
Vodafone Group Plc
3.75%, 01/16/24	2,500	2,462
		13,991
Consumer Discretionary 0.6%
Dollar Tree Inc.
3.15%, (3M USD LIBOR + 0.70%), 04/17/20 (a)	3,000	2,982

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Walgreen Co.
5.25%, 01/15/19 (c)	884	885
		3,867
Consumer Staples 2.4%
BAT Capital Corp.
2.30%, 08/14/20	1,500	1,464
2.76%, 08/15/22	4,000	3,779
Campbell Soup Co.
3.29%, (3M USD LIBOR + 0.50%), 03/16/20 (a)	1,500	1,493
3.65%, 03/15/23	2,000	1,951
Maple Escrow Subsidiary Inc.
3.55%, 05/25/21 (b)	583	582
4.06%, 05/25/23 (b)	5,000	4,980
Seven & I Holdings Co. Ltd.
3.35%, 09/17/21 (b)	1,304	1,307
Tyson Foods Inc.
3.90%, 09/28/23	1,304	1,300
		16,856
Energy 1.7%
Anadarko Petroleum Corp.
6.95%, 06/15/19	2,389	2,425
Andeavor Logistics LP
3.50%, 12/01/22	1,095	1,060
Phillips 66
3.19%, (3M USD LIBOR + 0.75%), 04/15/20 (a) (b)	1,419	1,421
Regency Energy Partners LP
5.88%, 03/01/22	1,000	1,042
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (d)	2,000	2,060
5.75%, 05/15/24	2,000	2,097
Sunoco Logistics Partners Operations LP
5.50%, 02/15/20	1,500	1,527
		11,632
Financials 32.0%
ABN AMRO Bank NV
2.45%, 06/04/20 (b)	500	493
2.65%, 01/19/21 (b)	3,000	2,954
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	2,000	2,001
4.63%, 10/30/20	1,000	1,008
3.50%, 05/26/22	750	727
3.30%, 01/23/23	1,500	1,425
AIG Global Funding
3.35%, 06/25/21 (b) (c)	2,220	2,212
Ally Financial Inc.
3.50%, 01/27/19	5,166	5,165
American Express Co.
3.70%, 11/05/21	1,500	1,516
American Express Credit Corp.
2.91%, (3M USD LIBOR + 0.33%), 05/03/19 (a)	1,028	1,028
American International Group Inc.
3.30%, 03/01/21	235	234
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21	1,466	1,440
2.63%, 01/17/23	3,000	2,853
ANZ New Zealand International Ltd.
2.75%, 01/22/21 (b)	2,000	1,974
Athene Global Funding
3.00%, 07/01/22 (b)	341	333
Bank of America Corp.
3.48%, (3M USD LIBOR + 1.04%), 01/15/19 (a)	2,400	2,400
5.49%, 03/15/19	3,795	3,813
3.47%, (3M USD LIBOR + 0.65%), 06/25/22 (a)	3,000	2,962
2.50%, 10/21/22	1,104	1,060
3.55%, 03/05/24	942	930
Bank of Montreal
3.48%, (3M USD LIBOR + 0.79%), 08/27/21 (a) (c)	4,000	4,010
Bank of Nova Scotia
3.27%, (3M USD LIBOR + 0.83%), 01/15/19 (a)	635	635
Barclays Bank Plc
2.65%, 01/11/21	2,000	1,962
	Shares/Par[1]	Value ($)
Barclays Plc
4.34%, 05/16/24 (a) (e)	1,500	1,461
Bayer US Finance II LLC
3.88%, 12/15/23 (b)	3,125	3,065
BB&T Corp.
3.20%, (3M USD LIBOR + 0.66%), 02/01/19 (a)	1,120	1,120
BNP Paribas SA
3.50%, 03/01/23 (b)	1,000	974
BNZ International Funding Ltd.
2.40%, 02/21/20 (b)	3,000	2,972
Bunge Ltd. Finance Corp.
4.35%, 03/15/24	1,500	1,476
Capital One Financial Corp.
3.20%, 01/30/23	3,000	2,910
Capital One NA
2.35%, 01/31/20	1,550	1,530
Caterpillar Financial Services Corp.
3.35%, 12/07/20	2,000	2,008
Citibank NA
2.13%, 10/20/20	3,000	2,938
Citigroup Inc.
3.70%, (3M USD LIBOR + 0.93%), 06/07/19 (a)	2,290	2,294
2.97%, (3M USD LIBOR + 0.35%), 02/12/21 (a)	3,000	2,979
3.14%, 01/24/23	2,460	2,419
CNH Industrial Capital LLC
4.88%, 04/01/21	2,300	2,338
3.88%, 10/15/21	2,000	1,986
Commonwealth Bank of Australia
2.05%, 03/15/19	2,500	2,496
Compass Bank
2.75%, 09/29/19	2,438	2,425
2.88%, 06/29/22	1,000	958
Credit Agricole SA
2.75%, 06/10/20 (b)	2,000	1,982
3.74%, (3M USD LIBOR + 0.97%), 06/10/20 (a) (b)	3,000	3,024
Credit Suisse Group AG
3.57%, 01/09/23 (b)	1,500	1,462
4.21%, 06/12/24 (b)	1,258	1,248
Daimler Finance North America LLC
3.75%, 11/05/21 (b)	1,172	1,179
Dell EMC
4.42%, 06/15/21 (b)	4,500	4,493
Discover Bank
3.10%, 06/04/20	1,725	1,712
3.35%, 02/06/23	3,150	3,057
Ford Motor Credit Co. LLC
3.20%, 01/15/21	1,500	1,453
General Electric Capital Corp.
2.20%, 01/09/20	3,000	2,945
General Motors Financial Co. Inc.
3.10%, 01/15/19	1,154	1,154
4.50%, (3M USD LIBOR + 2.06%), 01/15/19 (a)	1,185	1,186
2.65%, 04/13/20	1,000	984
4.20%, 11/06/21	1,500	1,499
3.70%, 05/09/23	1,000	957
4.15%, 06/19/23	500	487
Glencore Funding LLC
3.80%, (3M USD LIBOR + 1.36%), 01/15/19 (a) (b)	550	550
3.00%, 10/27/22 (b)	1,821	1,747
Goldman Sachs Group Inc.
2.35%, 11/15/21	668	644
3.00%, 04/26/22	2,638	2,560
3.20%, 02/23/23	1,500	1,452
2.91%, 07/24/23	1,362	1,297
HSBC Holdings Plc
3.43%, (3M USD LIBOR + 0.65%), 09/11/21 (a)	2,000	1,981
John Deere Capital Corp.
2.59%, (3M USD LIBOR + 0.18%), 01/07/20 (a)	2,500	2,501
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (f)	1,500	1,486
2.75%, 06/23/20	2,000	1,988
3.32%, (3M USD LIBOR + 0.55%), 03/09/21 (a)	3,000	2,986
3.41%, (3M USD LIBOR + 0.61%), 06/18/22 (a)	2,000	1,972

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
2.70%, 05/18/23	2,000	1,920
4.02%, 12/05/24	1,500	1,511
Kreditanstalt fur Wiederaufbau
1.75%, 09/15/21 (c)	3,000	2,934
LeasePlan Corp. NV
2.88%, 01/22/19 (b)	830	830
Lloyds Bank Plc
6.50%, 09/14/20 (b)	3,829	3,980
Manufacturers & Traders Trust Co.
2.63%, 01/25/21	2,000	1,972
Morgan Stanley
2.50%, 01/24/19	4,127	4,126
3.34%, (3M USD LIBOR + 0.85%), 01/24/19 (a)	2,000	2,001
7.30%, 05/13/19	2,000	2,031
2.38%, 07/23/19	3,721	3,714
5.63%, 09/23/19	3,000	3,053
3.41%, (3M USD LIBOR + 0.80%), 02/14/20 (a)	3,000	3,000
3.13%, 01/23/23	2,000	1,953
National Australia Bank Ltd.
2.87%, (3M USD LIBOR + 0.42%), 04/17/19 (a) (b)	650	650
3.19%, (3M USD LIBOR + 0.51%), 05/22/20 (a) (b)	3,000	2,999
New York Life Global Funding
1.95%, 09/28/20 (b)	500	491
2.56%, (3M USD LIBOR + 0.16%), 10/01/20 (a) (b)	3,000	3,001
3.25%, 08/06/21 (b)	500	501
Pricoa Global Funding I
2.55%, 11/24/20 (b)	2,665	2,627
Reckitt Benckiser Treasury Services Plc
2.38%, 06/24/22 (b)	2,753	2,650
Reliance Standard Life Global Funding II
3.85%, 09/19/23 (b)	1,346	1,358
Royal Bank of Canada
2.86%, (3M USD LIBOR + 0.45%), 01/10/19 (a)	500	500
3.70%, 10/05/23	2,000	2,010
Royal Bank of Scotland Group Plc
3.88%, 09/12/23	1,500	1,435
Santander UK Group Holdings Plc
4.80%, 11/15/24	1,000	992
Sumitomo Mitsui Banking Corp.
2.51%, 01/17/20	2,000	1,989
SunTrust Bank
3.50%, 08/02/22	3,000	2,993
Toronto-Dominion Bank
3.05%, (3M USD LIBOR + 0.26%), 09/17/20 (a)	2,000	1,993
3.20%, (3M USD LIBOR + 0.43%), 06/11/21 (a)	3,000	3,002
Toyota Motor Credit Corp.
3.15%, (3M USD LIBOR + 0.37%), 03/12/20 (a)	4,150	4,147
UBS AG
2.45%, 12/01/20 (b)	3,636	3,568
USAA Capital Corp.
2.13%, 06/03/19 (b)	1,500	1,495
Volkswagen Group of America Finance LLC
4.00%, 11/12/21 (b)	2,200	2,198
WEA Finance LLC
2.70%, 09/17/19 (b)	3,420	3,411
3.15%, 04/05/22 (b)	2,345	2,311
Wells Fargo & Co.
3.55%, (3M USD LIBOR + 0.93%), 02/11/22 (a)	3,000	2,987
2.63%, 07/22/22	1,500	1,445
Wells Fargo Bank NA
3.63%, 10/22/21	3,500	3,525
Westpac Banking Corp.
3.65%, 05/15/23 (c)	2,000	2,010
		220,783
Health Care 3.4%
AbbVie Inc.
2.50%, 05/14/20	1,500	1,486
2.30%, 05/14/21	1,500	1,464
Becton Dickinson & Co.
2.40%, 06/05/20	2,000	1,969
Celgene Corp.
3.55%, 08/15/22	1,500	1,486
	Shares/Par[1]	Value ($)
CVS Health Corp.
3.70%, 03/09/23	5,500	5,439
Express Scripts Holding Co.
3.46%, (3M USD LIBOR + 0.75%), 11/30/20 (a)	4,000	4,000
Halfmoon Parent Inc.
3.40%, 09/17/21 (b)	1,000	998
3.75%, 07/15/23 (b)	1,000	997
Mylan Inc.
3.13%, 01/15/23 (b)	2,000	1,876
Mylan NV
2.50%, 06/07/19	703	700
Perrigo Finance Plc
3.50%, 12/15/21	1,500	1,449
UnitedHealth Group Inc.
3.50%, 02/15/24	2,000	2,012
		23,876
Industrials 2.2%
Aircastle Ltd.
6.25%, 12/01/19	2,000	2,046
Equifax Inc.
3.60%, 08/15/21	3,000	2,995
General Electric Capital Corp.
2.30%, 01/14/19	854	853
General Electric Co.
2.95%, (3M USD LIBOR + 0.51%), 01/14/19 (a)	805	805
3.03%, (3M USD LIBOR + 0.62%), 01/09/20 (a) (c)	1,000	985
General Motors Co.
3.67%, (3M USD LIBOR + 0.90%), 09/10/21 (a)	1,000	980
International Lease Finance Corp.
4.63%, 04/15/21	1,000	1,007
Penske Truck Leasing Co. LP
2.50%, 06/15/19 (b)	2,000	1,995
Ryder System Inc.
2.50%, 05/11/20	515	510
United Technologies Corp.
1.90%, 05/04/20	3,250	3,189
		15,365
Information Technology 0.6%
Broadcom Corp.
2.65%, 01/15/23	2,000	1,857
Hewlett Packard Enterprise Co.
3.60%, 10/15/20	2,000	2,003
		3,860
Materials 1.0%
Anglo American Capital Plc
3.75%, 04/10/22 (b)	3,000	2,951
LyondellBasell Industries NV
5.00%, 04/15/19	731	732
Syngenta Finance NV
3.70%, 04/24/20 (b)	3,000	2,980
		6,663
Real Estate 2.2%
AvalonBay Communities Inc.
3.63%, 10/01/20	1,250	1,257
Crown Castle International Corp.
3.15%, 07/15/23	1,000	965
Equity Commonwealth
5.88%, 09/15/20	2,480	2,541
Hospitality Properties Trust
4.25%, 02/15/21	3,487	3,491
5.00%, 08/15/22	377	385
Kimco Realty Corp.
3.20%, 05/01/21	2,000	1,988
Liberty Property LP
4.75%, 10/01/20	500	509
Post Apartment Homes LP
3.38%, 12/01/22	2,683	2,649
Retail Opportunity Investments Corp.
5.00%, 12/15/23	1,500	1,504
		15,289

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Utilities 0.8%
AES Corp.
4.00%, 03/15/21	2,582	2,539
Exelon Corp.
2.85%, 06/15/20	1,395	1,381
Exelon Generation Co. LLC
2.95%, 01/15/20	767	761
Southern California Edison Co.
1.85%, 02/01/22	1,053	1,038
		5,719
Total Corporate Bonds And Notes (cost $340,152)		337,901
GOVERNMENT AND AGENCY OBLIGATIONS 18.5%
Collateralized Mortgage Obligations 1.0%
Federal Home Loan Mortgage Corp.
Series BP-3738, REMIC, 4.00%, 12/15/38	42	43
Series KN-3763, REMIC, 3.00%, 02/15/39	471	472
Series AB-3967, REMIC, 2.00%, 03/15/41	349	336
Series AD-4032, REMIC, 2.00%, 10/15/41	371	355
Series KC-4826, REMIC, 3.50%, 08/15/45	1,909	1,925
Series KA-4628, REMIC, 3.00%, 01/15/55	1,115	1,104
Federal National Mortgage Association
Series 2011-BD-100, REMIC, 2.50%, 01/25/41	149	147
Series 2012-MB-75, REMIC, 2.00%, 03/25/42	319	309
Series 2012-MA-91, REMIC, 2.00%, 04/25/42	323	310
Series 2018-H-30, REMIC, 3.50%, 06/25/43	1,799	1,813
Government National Mortgage Association
Series 2009-NA-126, REMIC, 4.50%, 11/20/39	455	477
		7,291
Mortgage-Backed Securities 0.6%
Federal National Mortgage Association
TBA, 4.00%, 01/15/32 (g)	4,000	4,094
Government National Mortgage Association
4.50%, 03/20/41	339	360
		4,454
Sovereign 1.7%
Asian Development Bank
2.88%, 11/27/20	4,000	4,020
European Investment Bank
1.25%, 12/16/19	5,000	4,939
Kreditanstalt fur Wiederaufbau
2.63%, 04/12/21	2,500	2,500
		11,459
U.S. Government Agency Obligations 5.7%
Federal Farm Credit Bank
2.54%, 04/05/21 (h)	3,000	2,998
Federal Home Loan Bank
0.88%, 08/05/19 (h)	5,000	4,950
2.13%, 02/11/20 (h)	5,000	4,973
3.00%, 10/12/21 (h)	5,000	5,064
Federal Home Loan Mortgage Corp.
1.38%, 08/15/19 (h)	2,000	1,985
1.50%, 01/17/20 (h)	1,500	1,483
2.50%, 04/23/20 (h)	7,000	6,990
1.88%, 11/17/20 (h)	1,000	987
Federal National Mortgage Association
1.00%, 08/28/19 (h)	5,000	4,947
2.88%, 10/30/20 (h)	5,000	5,027
		39,404
	Shares/Par[1]	Value ($)
U.S. Treasury Securities 9.5%
U.S. Treasury Note
2.25%, 03/31/20	2,500	2,490
2.38%, 04/30/20	6,905	6,887
2.50%, 05/31/20 - 12/31/20	15,900	15,889
2.75%, 09/30/20 - 11/30/20	23,470	23,573
2.88%, 10/31/20 - 11/30/23	9,000	9,068
2.63%, 07/31/20 - 05/15/21	7,520	7,530
		65,437
Total Government And Agency Obligations (cost $127,901)		128,045
SHORT TERM INVESTMENTS 3.0%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (i) (j)	13,010	13,010
Securities Lending Collateral 1.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (i) (j)	7,432	7,432
Total Short Term Investments (cost $20,442)		20,442
Total Investments 101.9% (cost $706,834)		703,739
Other Derivative Instruments 0.0%		7
Other Assets and Liabilities, Net (1.9)%		(12,947)
Total Net Assets 100.0%		690,799

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Investors Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $232,693 and 33.7%, respectively.

(c) All or portion of the security was on loan.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(e) Convertible security.

(f) Perpetual security. Next contractual call date presented, if applicable.

(g) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $4,065.

(h) The security is a direct debt of the agency and not collateralized by mortgages.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/PPM America Low Duration Bond Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 2-Year	762	March 2019	160,771	100	1,011
U.S. Treasury Note, 5-Year	(357)	March 2019	(40,356)	(93)	(587)
				7	424

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 24.3%
U.S. Government Agency Obligations 16.1%
Federal Farm Credit Bank
2.58%, (3M US Treasury Bill + 0.15%), 04/12/19 (a) (b)	10,650	10,652
2.37%, (1D US Federal Funds Rate - 0.03%), 04/25/19 (a) (b)	10,000	10,000
2.49%, (3M US Treasury Bill + 0.10%), 06/27/19 (a) (b)	36,000	36,000
2.53%, (3M US Treasury Bill + 0.10%), 07/03/19 (a) (b)	24,420	24,420
2.52%, (3M US Treasury Bill + 0.09%), 07/26/19 (a) (b)	46,895	46,895
2.40%, (1D US Federal Funds Rate), 08/08/19 (a) (b)	26,350	26,350
2.52%, (3M US Treasury Bill + 0.10%), 09/20/19 (a) (b)	25,000	25,000
2.50%, (3M US Treasury Bill + 0.08%), 11/01/19 (a) (b)	30,000	29,999
Federal Home Loan Bank
2.32%, (1M USD LIBOR - 0.14%), 01/17/19 (a) (b)	55,000	55,000
2.46%, (3M USD LIBOR - 0.31%), 03/08/19 (a) (b)	36,000	36,000
2.46%, (3M USD LIBOR - 0.33%), 03/15/19 (a) (b)	50,000	50,000
2.25%, (3M USD LIBOR - 0.16%), 07/05/19 (a) (b)	6,655	6,659
2.50%, (US SOFR + 0.07%), 11/15/19 (a) (b)	34,780	34,780
Federal Home Loan Mortgage Corp.
2.46%, (US SOFR + 0.03%), 05/08/19 (a) (b)	22,000	22,000
		413,755
U.S. Treasury Securities 8.2%
U.S. Treasury Note
2.50%, (3M US Treasury Bill + 0.07%), 04/30/19 (a)	25,000	25,001
2.49%, (3M US Treasury Bill + 0.06%), 07/31/19 (a)	51,000	51,001
2.48%, (3M US Treasury Bill + 0.05%), 10/31/19 (a)	136,000	136,000
		212,002
Total Government And Agency Obligations (cost $625,757)		625,757
SHORT TERM INVESTMENTS 59.9%
Repurchase Agreements 16.8%
Repurchase Agreements (c)		433,100
	Shares/Par[1]	Value ($)
Treasury Securities 13.8%
U.S. Treasury Bill
2.16%, 01/24/19 (d)	66,000	65,910
2.19%, 01/31/19 (d)	90,153	89,990
2.22%, 02/14/19 (d)	62,000	61,834
2.32%, 03/21/19 (d)	60,000	59,699
2.41%, 08/15/19 (d)	78,050	76,887
		354,320
U.S. Government Agency Obligations 29.3%
Federal Farm Credit Bank
2.36%, 06/12/19 (b) (d)	29,200	28,887
2.56%, 07/19/19 (b) (d)	19,600	19,323
2.56%, 07/23/19 (b) (d)	19,644	19,360
2.60%, 08/26/19 (b) (d)	25,000	24,572
2.61%, 09/09/19 (b) (d)	25,400	24,938
2.61%, 10/01/19 (b) (d)	16,987	16,651
2.62%, 10/28/19 (b) (d)	23,000	22,498
2.63%, 11/04/19 (b) (d)	5,559	5,434
Federal Home Loan Bank
2.26%, 01/02/19 (b) (d)	47,001	46,998
2.25%, 01/04/19 (b) (d)	113,409	113,388
2.24%, 01/09/19 (b) (d)	33,381	33,364
2.28%, 01/16/19 (b) (d)	48,550	48,504
2.30%, 01/23/19 (b) (d)	32,161	32,116
2.30%, 01/25/19 (b) (d)	49,760	49,684
2.40%, 02/15/19 (b) (d)	40,000	39,880
2.31%, 03/20/19 (b) (d)	21,677	21,568
2.41%, 03/22/19 (b) (d)	40,000	39,786
2.36%, 04/03/19 (b) (d)	34,351	34,144
2.51%, 06/05/19 (b) (d)	93,000	91,995
2.50%, 06/21/19 (b) (d)	39,662	39,191
		752,281
Total Short Term Investments (cost $1,539,701)		1,539,701
Total Investments 84.2% (cost $2,165,458)		2,165,458
Other Assets and Liabilities, Net 15.8%		405,015
Total Net Assets 100.0%		2,570,473

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) For repurchase agreements held at December 31, 2018, see Repurchase Agreements in the Schedules of Investments.

(d) The coupon rate represents the yield to maturity.

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	U.S. Treasury Note, 0.00-2.75%, due 01/10/19-05/15/27	5,138	5,100	2.90	12/31/18	01/02/19	5,001	5,000	5,000
BNP	Government National Mortgage Association, 3.00-3.75%, due 02/20/41-05/20/44	2	2
	Federal Home Loan Mortgage Corp., 3.00-4.50%, due 07/01/42-05/01/46	521	508
		523	510	3.00	12/31/18	01/02/19	500	500	500
BOA	Government National Mortgage Association, 4.50%, due 08/20/48	9,787	10,302	3.00	12/31/18	01/02/19	10,102	10,100	10,100
DUB	Federal Farm Credit Bank, 3.15%, due 03/22/27	2,911	2,959	2.95	12/31/18	01/02/19	2,900	2,900	2,900
GSC	Federal Home Loan Mortgage Corp., 3.00-5.00%, due 12/01/25-09/01/42	96,156	96,900	2.50	12/31/18	01/07/19	95,046	95,000	95,000
GSC	Federal National Mortgage Association, 3.89%, due 05/01/33	997	1,020	2.90	12/31/18	01/02/19	1,000	1,000	1,000
GSC	Federal National Mortgage Association, 3.00%, due 07/01/46	30,485	29,740
	Federal Home Loan Mortgage Corp., 3.00%, due 01/01/47	32,199	31,460
		62,684	61,200	2.48	12/28/18	01/04/19	60,029	60,000	60,000
GSC	Federal Home Loan Mortgage Corp., 4.00-4.50%, due 10/01/48-12/01/48	74,678	76,500	2.43	12/26/18	01/02/19	75,035	75,000	75,000

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
HSB	U.S. Treasury Note, 0.13-1.75%, due 04/15/19-01/15/28	38,325	37,740	2.95	12/31/18	01/02/19	37,006	37,500	37,500
HSB	U.S. Treasury Note, 0.38-2.75%, due 04/30/23-01/15/27	104,634	104,040	2.90	12/31/18	01/02/19	102,016	102,000	102,000
JPM	U.S. Treasury Note, 1.63-2.50%, due 10/31/23-5/15/46	106	102	2.95	12/31/18	01/02/19	100	100	100
NSI	U.S. Treasury Note, 0.13-7.25%, due 04/15/20-02/15/43	20,384	25,500	2.95	12/31/18	01/02/19	25,004	25,000	25,000
RBS	U.S. Treasury Note, 1.13-7.63%, due 07/31/19-01/15/28	11,189	10,710	2.92	12/31/18	01/02/19	10,502	10,000	10,000
TDS	Federal Home Loan Mortgage Corp., 3.50%, due 07/01/48	9,179	9,180	3.00	12/31/18	01/02/19	9,002	9,000	9,000
									433,100

Composition as of December 31, 2018:
Government Securities	28.9%
Other Short Term Investments	71.1
Total Investments	100.0%

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL Securities Lending Collateral Fund
GOVERNMENT AND AGENCY OBLIGATIONS 9.4%
U.S. Government Agency Obligations 8.3%
Federal Home Loan Bank
2.35%, (1M USD LIBOR - 0.09%), 01/14/19 (a) (b)	25,000	25,000
2.40%, (1M USD LIBOR - 0.11%), 01/25/19 - 03/26/19 (a) (b)	40,000	40,000
2.29%, (1M USD LIBOR - 0.09%), 04/05/19 (a) (b)	35,000	35,000
2.42%, (1M USD LIBOR - 0.09%), 07/26/19 (a) (b)	25,000	25,000
2.50%, (US SOFR + 0.07%), 11/15/19 (a) (b)	22,935	22,935
2.53%, (3M US Treasury Bill + 0.07%), 01/30/20 (a) (b)	20,000	20,000
Federal Home Loan Mortgage Corp.
2.46%, (US SOFR + 0.03%), 05/08/19 (a) (b)	14,000	14,000
		181,935
U.S. Treasury Securities 1.1%
U.S. Treasury Note
2.48%, (3M US Treasury Bill + 0.05%), 10/31/19 (a)	25,000	25,002
Total Government And Agency Obligations (cost $206,937)		206,937
SHORT TERM INVESTMENTS 72.3%
Repurchase Agreements 41.5%
Repurchase Agreements (c)		916,200
Treasury Securities 7.5%
U.S. Treasury Bill
2.22%, 02/14/19 (d)	60,000	59,839
2.32%, 03/21/19 (d)	40,000	39,799
2.41%, 08/15/19 (d)	67,000	66,001
		165,639
	Shares/Par[1]	Value ($)
U.S. Government Agency Obligations 23.3%
Federal Farm Credit Bank
2.36%, 06/12/19 (b) (d)	14,800	14,641
2.56%, 07/19/19 (b) (d)	10,483	10,335
2.56%, 07/23/19 (b) (d)	11,127	10,966
2.60%, 08/26/19 (b) (d)	18,000	17,692
2.61%, 09/09/19 (b) (d)	18,000	17,672
2.61%, 10/01/19 (b) (d)	15,937	15,622
2.62%, 10/28/19 (b) (d)	21,500	21,031
2.63%, 11/04/19 (b) (d)	3,564	3,484
Federal Home Loan Bank
2.26%, 01/02/19 (b) (d)	29,743	29,741
2.25%, 01/04/19 (b) (d)	68,989	68,976
2.24%, 01/09/19 (b) (d)	19,493	19,483
2.28%, 01/16/19 (b) (d)	27,875	27,849
2.30%, 01/23/19 (b) (d)	17,542	17,517
2.30%, 01/25/19 (b) (d)	27,798	27,755
2.40%, 02/15/19 (b) (d)	38,000	37,886
2.31%, 03/20/19 (b) (d)	15,484	15,407
2.41%, 03/22/19 (b) (d)	38,000	37,797
2.36%, 04/03/19 (b) (d)	22,705	22,568
2.51%, 06/05/19 (b) (d)	60,000	59,352
2.50%, 06/21/19 (b) (d)	37,679	37,232
		513,006
Total Short Term Investments (cost $1,594,845)		1,594,845
Total Investments 81.7% (cost $1,801,782)		1,801,782
Other Assets and Liabilities, Net 18.3%		404,581
Total Net Assets 100.0%		2,206,363

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) For repurchase agreements held at December 31, 2018, see Repurchase Agreements in the Schedules of Investments.

(d) The coupon rate represents the yield to maturity.

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	U.S. Treasury Note, 3.00%, due 05/15/45	11,247	11,220	2.90	12/31/18	01/02/19	11,002	11,000	11,000
BOA	Federal National Mortgage Association, 2.00-4.59%, due 02/01/29-12/01/48	129,629	132,392
	Federal Home Loan Mortgage Corp., 2.50-5.00%, due 08/01/25-01/01/49	85,237	86,703
		214,866	219,095	3.00	12/31/18	01/02/19	214,836	214,800	214,800
GSC	Federal National Mortgage Association, 4.50%, due 01/01/49	19,395	20,400	2.90	12/31/18	01/02/19	20,003	20,000	20,000
NSI	U.S. Treasury Note, 0.00-8.13%, due 02/05/19-02/15/47	247,828	244,800	2.95	12/31/18	01/02/19	240,039	240,000	240,000
TDS	Federal Home Loan Mortgage Corp., 3.50%, due 07/01/48	8,975	8,976	3.00	12/31/18	01/02/19	8,801	8,800	8,800
WFI	Federal National Mortgage Association, 2.00-7.50%, due 12/01/20-12/01/48	398,556	407,671
	Federal Home Loan Mortgage Corp., 3.00-5.50%, due 03/27/19-12/01/48	10,793	10,976
	Federal Home Loan Bank, 1.30%, due 11/23/21	7,425	7,292
	Federal Farm Credit Bank, 3.05-5.05%, due 12/21/21-07/19/32	4,038	4,094
		420,812	430,033	3.02	12/31/18	01/02/19	421,671	421,600	421,600
									916,200

Composition as of December 31, 2018:
Government Securities	11.5%
Other Short Term Investments	88.5
Total Investments	100.0%

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

Short Term Investments in Affiliates

JNL/PPM America Low Duration Bond Fund invests in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds advised by Jackson National Asset Management, LLC and their affiliates, and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. This investment is included in investments – affiliated in the Statement of Assets and Liabilities and the associated income is included in affiliated income in the Statement of Operations. There was no realized or unrealized gain or loss relating to transactions in the investment during the year ended December 31, 2018. The following table details the investment held during the year ended December 31, 2018.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/PPM America Low Duration Bond Fund	6,625	416,219	409,834	136	13,010	1.9

The Fund participating in securities lending receive cash collateral daily, which is invested by State Street Bank and Trust Company in the JNL Securities Lending Collateral Fund, which is an affiliate of the Fund’s Adviser. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The Fund receives income from the investment in the JNL Securities Lending Collateral Fund, which is aggregated with lending fees and rebates negotiated with the borrower. The total value and cost of these investments is included in Investments - affiliated in the Statements of Assets and Liabilities and the income is included in Affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in the JNL Securities Lending Collateral Fund during the year ended December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 12.

JNL Investors Series Trust

Schedules of Investments (in thousands)

December 31, 2018

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts.

Currency Abbreviations:

USD - United States Dollar

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%
LIBOR - London Interbank Offered Rate
REMIC - Real Estate Investment Conduit
SOFR - Secured Overnight Financing Rate
TBA - To Be Announced (Securities purchased on a delayed delivery basis)
US - United States

Counterparty Abbreviations:

BCL - Barclays Capital
BNP - BNP Paribas Securities
BOA - Bank of America NA
DUB - Deutsche Bank Alex Brown Inc.
GSC - Goldman Sachs & Co.
HSB - HSBC Securities Inc.
JPM - J.P. Morgan Securities Inc.
NSI - Nomura Securities International Inc.
RBS - Royal Bank of Scotland
TDS - TD Securities Inc.
WFI - Wells Fargo Securities Inc.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/PPM America Low Duration Bond Fund	JNL Government Money Market Fund		JNL Securities Lending Collateral Fund
Assets
Investments - unaffiliated, at value	$683,297		$1,732,358		$885,582
Investments - affiliated, at value	20,442		—		—
Repurchase agreements, at value	—		433,100		916,200
Variation margin on futures contracts	100		—		—
Cash	185		407,701		407,365
Receivable from:
Investment securities sold	—		222		577
Fund shares sold	265		—		—
Dividends and interest	3,622		2,832		1,440
Deposits with brokers and counterparties	266		—		—
Other assets	—		1		—
Total assets	708,177		2,576,214		2,211,164
Liabilities
Variation margin on futures contracts	93		—		—
Payable for:
Investment securities purchased	9,073		244		587
Return of securities loaned	7,432		—		—
Fund shares redeemed	505		—		—
Advisory fees	197		424		70
Administrative fees	59		—		—
Dividends	—		4,939		4,128
Board of trustee fees	17		124		9
Chief compliance officer fees	1		3		3
Other expenses	1		7		4
Total liabilities	17,378		5,741		4,801
Net assets	$690,799		$2,570,473		$2,206,363
Net assets consist of:
Paid-in capital	$694,392		$2,570,591		$2,206,363
Total distributable earnings (loss)	(3,593)		(118)		—
Net assets	$690,799		$2,570,473		$2,206,363
Net assets - Class A/Institutional Class	$—		$2,570,473		$2,206,363
Shares outstanding - Class A/Institutional Class	—		2,570,592		2,206,360
Net asset value per share - Class A/Institutional Class	$10.03		$1.00		$1.00
Net assets - Class I	$690,799	$	N/A	$	N/A
Shares outstanding - Class I	68,735		N/A		N/A
Net asset value per share - Class I	$10.05	$	N/A	$	N/A
Investments - unaffiliated, at cost	$686,392		$1,732,358		$885,582
Investments - affiliated, at cost	20,442		—		—
Repurchase agreements, at cost	—		433,100		916,200
Securities on loan included in
investments - unaffiliated, at value	7,285		—		—

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/PPM America Low Duration Bond Fund	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund(b)
Investment income
Dividends (a)	$136	$—	$—
Interest	16,814	59,992	17,369
Securities lending (a)	14	—	—
Total investment income	16,964	59,992	17,369

Expenses
Advisory fees	2,162	5,863	320
Administrative fees	638	—	—
Legal fees	3	16	6
Board of trustee fees	8	40	13
Chief compliance officer fees	1	4	3
Other expenses	7	19	—
Total expenses	2,819	5,942	342
Net investment income (loss)	14,145	54,050	17,027

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(3,656)	—	—
Futures contracts	(532)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(1,507)	—	—
Futures contracts	389	—	—
Net realized and unrealized gain (loss)	(5,306)	—	—
Change in net assets from operations	$8,839	$54,050	$17,027
(a) Affiliated income	$141	$—	$—

(b)	Period from commencement of operations August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/PPM America Low Duration Bond Fund	JNL Government Money Market Fund	JNL Securities Lending Collateral Fund(a)
Operations
Net investment income (loss)	$14,145	$54,050	$17,027
Net realized gain (loss)	(4,188)	—	—
Net change in unrealized appreciation
(depreciation)	(1,118)	—	—
Change in net assets from operations	8,839	54,050	17,027
Distributions to shareholders
From distributable earnings
Class A/Institutional Class	—	(54,119)	(17,027)
Class I	(13,992)	N/A	N/A
Total distributions to shareholders	(13,992)	(54,119)	(17,027)
Share transactions[1]
Proceeds from the sale of shares
Class A/Institutional Class	—	33,785,618	15,346,620
Class I	131,729	N/A	N/A
Reinvestment of distributions
Class I	13,992	N/A	N/A
Cost of shares redeemed
Class A/Institutional Class	—	(34,837,020)	(13,140,257)
Class I	(41,354)	N/A	N/A
Change in net assets from
share transactions	104,367	(1,051,402)	2,206,363
Change in net assets	99,214	(1,051,471)	2,206,363
Net assets beginning of year	591,585	3,621,944	—
Net assets end of year	$690,799	$2,570,473	$2,206,363

[1]Share transactions
Shares sold
Class A/Institutional Class	—	33,785,618	15,346,617
Class I	12,982	N/A	N/A
Reinvestment of distributions
Class I	1,394	N/A	N/A
Shares redeemed
Class A/Institutional Class	—	(34,837,020)	(13,140,257)
Class I	(4,073)	N/A	N/A
Change in shares
Class A/Institutional Class	—	(1,051,402)	2,206,360
Class I	10,303	N/A	N/A
Purchases and sales of long term
investments
Purchase of securities	$695,897	$2,102	$—
Purchase of U.S. government securities	211,124 (b)	558,954	36,935
Total purchases	$907,021	$561,056	$36,935
Proceeds from sales of securities	$637,964	$—	$—
Proceeds from sales of U.S. government
securities	166,362 (b)	689,105	420,000
Total proceeds from sales	$804,326	$689,105	$420,000

(a)	Period from commencement of operations August 13, 2018.
(b)	Amounts exclude $4,072 and $0 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/PPM America Low Duration Bond Fund(a)	JNL Government Money Market Fund
Operations
Net investment income (loss)	$10,586	$25,337
Net realized gain (loss)	557	52
Net change in unrealized appreciation
(depreciation)	240	—
Change in net assets from operations	11,383	25,389
Distributions to shareholders
From net investment income
Class A/Institutional Class	(94)	(25,357)
Total distributions to shareholders	(94)	(25,357)
Share transactions[1]
Proceeds from the sale of shares
Class A/Institutional Class	24,623	36,324,285
Class I(b)	631,249	N/A
Reinvestment of distributions
Class A/Institutional Class	94	—
Cost of shares redeemed
Class A/Institutional Class(b)	(928,282)	(36,187,047)
Class I	(39,729)	N/A
Change in net assets from
share transactions	(312,045)	137,238
Change in net assets	(300,756)	137,270
Net assets beginning of year	892,341	3,484,674
Net assets end of year	$591,585	$3,621,944
Undistributed (excess of distributions
over) net investment income (loss)	$(15)	$(99)

[1]Share transactions
Shares sold
Class A/Institutional Class	2,445	36,324,285
Class I(b)	62,353	N/A
Reinvestment of distributions
Class A/Institutional Class	9	—
Shares redeemed
Class A/Institutional Class(b)	(91,721)	(36,187,047)
Class I	(3,921)	N/A
Change in shares
Class A/Institutional Class	(89,267)	137,238
Class I	58,432	N/A

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in JNL/PPM America Low Duration Bond Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)

JNL/PPM America Low Duration Bond Fund(g)
Class A
12/31/18		10.12	0.21	(0.09)	0.12	(0.21)		—	10.03	1.16	—	125	(h)	0.72		0.72	2.04
12/31/17		10.00	0.11	0.01	0.12	(0.00)	(i)	—	10.12	1.21	1	134		0.73		0.73	1.13
12/31/16		9.96	0.11	0.05	0.16	(0.12)		—	10.00	1.62	892,341	110	(h)	0.74		0.74	1.09
12/31/15		10.01	0.10	(0.05)	0.05	(0.10)	(j)	—	9.96	0.51	717,566	113	(h)	0.74	(k)	0.74 (k)	0.98
12/31/14		10.02	0.09	0.00	0.09	(0.07)		(0.03)	10.01	0.88	623,041	164	(h)	0.77		0.77	0.86

Class I
12/31/18		10.12	0.23	(0.09)	0.14	(0.21)		—	10.05	1.36	690,799	125	(h)	0.44		0.44	2.22
12/31/17	‡‡	10.12	0.04	(0.04)	0.00	—		—	10.12	0.00	591,584	134		0.45		0.45	1.64

JNL Government Money Market Fund
Institutional Class
12/31/18		1.00	0.02	0.00	0.02	(0.02)		—	1.00	1.71	2,570,473	N/A		0.19		0.19	1.69
12/31/17		1.00	0.01	0.00	0.01	(0.01)		—	1.00	0.73	3,621,944	N/A		0.19		0.19	0.73
12/31/16		1.00	—	—	—	(0.00)	(i)	—	1.00	0.25	3,484,674	N/A		0.19	(l)	0.19	0.25
12/31/15		1.00	—	—	—	(0.00)	(i)	—	1.00	0.05	3,080,670	N/A		0.20	(l)	0.19	0.05
12/31/14		1.00	—	—	—	(0.00)	(i)	—	1.00	0.01	2,320,265	N/A		0.17	(l)	0.19	0.00

JNL Securities Lending Collateral Fund
Institutional Class
12/31/18	*	1.00	0.01	0.00	0.01	(0.01)		—	1.00	0.82	2,206,363	N/A		0.04		0.04	2.12

*	Commencement of operations was as follows: August 13, 2018 - JNL Securities Lending Collateral Fund.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for JNL/PPM America Low Duration Bond Fund or can be significantly more than Class A shares for the Fund because of the timing of income received in the Fund. Additionally, the net assets for Class I shares increased significantly in the Fund after the Funds of Funds investment in the Underlying Fund was sold from Class A and purchased into Class I effective September 25, 2017.

(d)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(e)

Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for JNL/PPM America Low Duration Bond Fund’s Class A shares were $0.01 for certain days during the period. This was a result of the net assets of the Fund being at a level to generate an expense allocation between $0.005 and $0.015 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class A shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class A shares acquired during the period.

(g)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(h)	Portfolio turnover including dollar roll transactions for JNL/PPM America Low Duration Bond Fund was 175%, 121%, 115% and 125% in 2014, 2015, 2016 and 2018, respectively.
(i)	Amount represents less than $0.005.
(j)	Distribution amount for the JNL/PPM America Low Duration Bond Fund includes a return of capital distribution, which was less than $0.005 per share for the year ended December 31, 2015.
(k)	The ratio of net and total expenses to average net assets for the JNL/PPM America Low Duration Bond Fund excluding a reimbursement of 24f-2 fees was 0.74%.
(l)	Includes payments for recovery of contractual expense waivers.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

JNL Investors Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated July 28, 2000, as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2018 consisted of three (3) separate series, JNL/PPM America Low Duration Bond Fund, JNL Government Money Market Fund and JNL Securities Lending Collateral Fund (each a “Fund”, and collectively, “Funds”), which are each diversified investment companies as defined in the 1940 Act. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. PPM America, Inc., the sub-adviser (the "Sub-Adviser") for JNL/PPM America Low Duration Bond Fund, is an affiliate of JNAM. Wellington Management Company, LLP serves as Sub-Adviser for JNL Government Money Market Fund and JNL Securities Lending Collateral Fund.

JNL/PPM America Low Duration Bond Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, the Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Shares of JNL/PPM America Low Duration Bond Fund are available for sale to Jackson and to certain Funds in the JNL Series Trust and Jackson Variable Series Trust, open-end management investment companies advised by JNAM. JNL Government Money Market Fund and JNL Securities Lending Collateral Fund presently offer an Institutional Class of shares. Institutional Class shares are not sold to retail investors but are available for investment by affiliated Funds. Affiliated investment companies or Jackson owned 100% of the outstanding capital shares of JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at December 31, 2018.

JNL Securities Lending Collateral Fund commenced operations on August 13, 2018. The Fund serves as an investment product for cash collateral related to the securities lending activities of other funds managed by the Adviser.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund's Sub-Adviser, a broker/dealer, a widely used quotation system or other approved third party sources. All securities in the JNL Government Money Market Fund and JNL Securities Lending Collateral Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Futures contracts traded on an exchange are generally valued at the exchange's settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. For JNL/PPM America Low Duration Bond Fund, dividends from net investment income are generally declared and paid annually by the Fund, but may be paid more frequently to avoid excise tax. The JNL Government Money Market Fund and JNL Securities Lending Collateral Fund declare dividends from net investment income daily and pay dividends monthly. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected early adoption for the removal of the transfers between Level 1 and Level 2 disclosure and is currently evaluating the impact that the remainder of the ASU will have on the Funds’ financial statements.

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The rule intends to simplify financial statement disclosures by removing duplicative, redundant or outdated disclosure requirements. The rule was effective November 5, 2018, and the Funds’ Statements of Assets and Liabilities and Statements of Changes in Net Assets for the year ended December 31, 2018 have been modified to conform to the rule.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, broker quotes in active markets, securities subject to corporate actions or securities valued at amortized cost.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2018 by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/PPM America Low Duration Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	217,351	—	—	217,351
Corporate Bonds And Notes	—	337,901	—	—	337,901
Government And Agency Obligations	—	128,045	—	—	128,045
Short Term Investments	20,442	—	—	—	20,442
	20,442	683,297	—	—	703,739
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,011	—	—	—	1,011
	1,011	—	—	—	1,011
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(587)	—	—	—	(587)
	(587)	—	—	—	(587)
JNL Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	625,757	—	—	625,757
Short Term Investments	—	1,539,701	—	—	1,539,701
	—	2,165,458	—	—	2,165,458
JNL Securities Lending Collateral Fund
Assets - Securities
Government And Agency Obligations	—	206,937	—	—	206,937
Short Term Investments	—	1,594,845	—	—	1,594,845
	—	1,801,782	—	—	1,801,782

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale. As of December 31, 2018, no investments were valued using the NAV per share practical expedient.

2 Derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Funds recognize transfers between levels as of the beginning of the year for financial reporting purposes. There were no significant transfers into or out of Level 1, 2 or 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2018.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

NOTE 4. SECURITIES INVESTMENTS AND INVESTMENT RISKS

Securities Lending and Securities Lending Collateral. JNL/PPM America Low Duration Bond Fund participates in an agency based securities lending program. State Street Bank and Trust Company (“State Street” or "Custodian") serves as custodian and securities lending agent to the Fund. Per the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. government fixed income – 102%; U.S. equity – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. Distributions from the JNL Securities Lending Collateral Fund are aggregated with other income, fees and rebates generated by the securities lending program. JNL/PPM America Low Duration Bond Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment. The securities lending agent receives a portion of these earnings from the Fund's securities lending program.

Prior to August 13, 2018, cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. Effective August 13, 2018, cash collateral is invested in the JNL Securities Lending Collateral Fund, a registered government money market fund under the 1940 Act. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The JNL Securities Lending Collateral Fund is only offered to the Funds and other JNAM affiliated funds. The JNL Securities Lending Collateral Fund pays JNAM an annual fee for investment advisory services.

Cash collateral received from the borrower is recorded in the Statement of Assets and Liabilities as payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Fund as Investments - affiliated, at value on the Statement of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statement of Assets and Liabilities. The Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. The Fund may receive non-cash collateral in the form of securities received, which the Fund may not sell or re-pledge and accordingly are not reflected in the Statement of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. The Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Delayed-Delivery Securities. JNL/PPM America Low Duration Bond Fund may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities transactions. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, the Fund may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. JNL/PPM America Low Duration Bond Fund may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense. For the year ended December 31, 2018, JNL/PPM America Low Duration Bond Fund did not transact in Treasury transactions characterized as secured borrowing transactions.

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded derivative transactions such as futures contracts. Futures contracts require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at a Futures Commissions Merchant (“FCM”) which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. A Fund receives from or pays to the FCM an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure may be categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The objectives, strategies and underlying risks for futures held by the JNL/PPM America Low Duration Bond Fund are discussed in the following paragraph.

Futures Contracts. JNL/PPM America Low Duration Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2018, variation margin related to futures contracts is reflected as Variation margin on futures contracts in the Statement of Assets and Liabilities. None of the futures contracts held by the Fund are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statement of Assets and Liabilities as of December 31, 2018. During the year ended December 31, 2018, realized gain loss and change in unrealized appreciation (depreciation) on futures contracts is reflected for such investments in the Statement of Operations. Net exposure to the Fund for futures contracts is the variation margin on futures contracts in addition to any collateral pledged for the initial margin on the futures contracts. At December 31, 2018, the Fund had $266 (in thousands) cash pledged as collateral for futures contracts. The futures contracts outstanding as of December 31, 2018, as disclosed in the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on futures contracts during the year as disclosed in the Statement of Operations serve as indicators of the volume of activity for the Fund. For the year ended December 31, 2018, the average monthly notional value at purchase of futures in the Fund was $177,015 (in thousands).

NOTE 7. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services. JNL/PPM America Low Duration Bond Fund is obligated to pay JNAM an annual rate of 0.35% for net assets up to $500 million, 0.30% for net assets between $500 million and $3 billion, 0.29% for net assets between $3 billion and $5 billion and 0.28% for net assets over $5 billion. JNL Government Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million, 0.18% for net assets between $750 million and $3 billion, 0.16% for net assets between $3 billion and $5 billion and 0.14% for net assets over $5 billion. JNL Securities Lending Collateral Fund is obligated to pay JNAM an annual rate of 0.04% for net assets up to $3 billion, 0.035% for net assets between $3 billion and $5 billion and 0.03% for net assets over $5 billion.

Administrative Fee. JNAM also serves as the Administrator to the Funds. JNL/PPM America Low Duration Bond Fund pays JNAM an Administrative Fee at an annual rate of 0.10% of average daily net assets up to $3 billion and 0.09% of average daily net assets over $3 billion. The fee is accrued daily and paid monthly. JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Government Money Market Fund and JNL Securities Lending Collateral Fund at no additional cost. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees and a portion of the costs associated with the Chief Compliance Officer.

Fee Waiver and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL Government Money Market Fund to the extent necessary to limit operating expenses of the Fund (excluding transaction costs, interest, taxes and dividend, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the year. In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years following the month of reimbursement. During the year ended December 31, 2018, there were no fees waived or recaptured and there were no previously waived fees available for recapture.

Distribution Fees. JNL/PPM America Low Duration Bond Fund has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A shares of the Fund pays a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of the Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Fund’s Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

of the Fund is 0.30% of the average daily net assets of the Class A shares of the Fund. The Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan, if any, are reflected as 12b-1 fees (Class A) in the Fund’s Statement of Operations. Class I shares of the JNL/PPM America Low Duration Bond Fund and Institutional Class shares of JNL Government Money Market Fund and JNL Securities Lending Collateral Fund have no Rule 12b-1 Fees.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

Share Transactions. On September 25, 2017, JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in JNL/PPM America Low Duration Bond Fund was sold from Class A shares and purchased into Class I shares. Proceeds from the sale of shares, cost of shares redeemed, shares sold and shares redeemed in the Statement of Changes in Net Assets includes the simultaneous redemption of Class A shares and purchase of Class I shares as follows (in thousands):

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/PPM America Low Duration Bond Fund	(628,322)	(62,087)	628,322	62,087

NOTE 8. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The JNL/PPM America Low Duration Bond Fund participates in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 1, 2018, JNL Government Money Market Fund was removed from the SCA. Also effective June 1, 2018, the Participating Funds may borrow up to $675,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 1, 2018, the amount available under the facility was $600,000,000. JNL/PPM America Floating Rate Income Fund, a series of JNL Series Trust and a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. Effective June 1, 2018, these fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 1, 2018, the fees were allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds. During the year, the Participating Funds paid an annual administration fee to JPMorgan Chase Bank, N.A. which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. As part of a test exercise completed on October 30, 2018, JNL/PPM Low duration Bond Fund borrowed $1,000,000 under the credit facility. JNAM reimbursed the Fund for interest expense incurred.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 9. INCOME TAX MATTERS

Each Fund is a separate tax payer for federal income tax purposes. Each of these Funds intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, paydown reclassifications, non-deductible offering costs and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/PPM America Low Duration Bond Fund	4,493	(4,493)

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

At December 31, 2018, the following Fund had capital, currency and/or PFIC mark-to-market losses (in thousands) realized after October 31, 2018 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2019:

Amount($)
JNL/PPM America Low Duration Bond Fund	3,576

As of December 31, 2018, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/PPM America Low Duration Bond Fund	703,739	995	(995)	—
JNL Government Money Market Fund	2,165,458	—	—	—
JNL Securities Lending Collateral Fund	1,801,782	—	—	—

As of December 31, 2018, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives were as follows:

	Derivative Tax Cost/ Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/PPM America Low Duration Bond Fund
Futures Contracts	424	—	—	—

As of December 31, 2018, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/PPM America Low Duration Bond Fund	—	—	(3,593)	—
JNL Government Money Market Fund	4,939	—	(5,057)	—
JNL Securities Lending Collateral Fund	4,049	—	(4,049)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL/PPM America Low Duration Bond Fund	13,992	—	—
JNL Government Money Market Fund	49,169	11	—
JNL Securities Lending Collateral Fund	12,899	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2018.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/PPM America Low Duration Bond Fund	94	–
JNL Government Money Market Fund	25,357	–

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2015, 2016, 2017 and 2018 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2018.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following event occurred:

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2018

Tax Status. At a meeting held on December 12, 2018, the Board approved changing the federal income tax status from a RIC to a partnership effective January 1, 2019 for JNL/PPM America Low Duration Bond Fund. Effective January 1, 2019, the Fund’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. In addition, the Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2018. The investment objective, policy, restrictions, net asset value per share, service providers, fiscal year, and investment portfolio of the Fund have not changed in connection with this tax status change.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
JNL Investors Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each series within JNL Investors Series Trust including JNL/PPM America Low Duration Bond Fund, JNL Government Money Market Fund and JNL Securities Lending Collateral Fund (commenced operations on August 13, 2018) (the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year (or period since commencement of operations) then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of one or more JNL investment companies since 2001.

Chicago, Illinois

February 25, 2019

JNL Investors Series Trust

Additional Disclosures (Unaudited)

December 31, 2018

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees for JNL/PPM America Low Duration Bond Fund and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)††
JNL/PPM America Low Duration Bond Fund
Class A	0.72	1,000.00	1,010.60	3.65	1,000.00	1,021.58	3.67
Class I	0.44	1,000.00	1,012.60	2.23	1,000.00	1,022.99	2.24
JNL Government Money Market Fund
Class A	0.18	1,000.00	1,009.90	0.91	1,000.00	1,024.30	0.92
JNL Securities Lending Collateral Fund
Class A*	0.04	1,000.00	1,008.20	0.16	1,000.00	1,025.00	0.20

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 141/365 (to reflect the period since the Class’ inception).

* Class has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

‡ The expenses or expense waivers for JNL/PPM America Low Duration Bond Fund’s Class A shares were $0.01 for certain days during the period. This was a result of the net assets of the Fund being at a level to generate an expense allocation between $0.005 and $0.015 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class A shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets of Class A shares during the period.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com; and (3) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (52) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	163

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2000 to present)	163
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director and Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Crowley, Jr. (73) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2014 to present) Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Michelle Engler (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2000 to present)	163
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Mark S. Wehrle (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward C. Wood (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	163
Principal Occupation(s) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to 8/2018)
Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

3  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (46) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of, JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (10/2011 to present, 9/2007 to present, and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (53) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (44) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President, Investment Management of JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present, 11/2012 to present, and 11/2012 to 7/2018)

Daniel W. Koors (48) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 12/2006 to present; and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 6/2012 to present, and 8/2012 to 7/2018)

Adam C. Lueck (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 12/2015 to present, and 3/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (10/2013 to 10/2015)

Mia K. Nelson (36) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present, 8/2017 to present, and 8/2017 to 7/2018)

Joseph B. O’Boyle (56) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Susan S. Rhee (47) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to 2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Investors Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2018:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah	$7,124	$0	$0	$318,500 [3]
Michael Bouchard	$7,505	$0	$0	$335,500
Ellen Carnahan	$7,348	$0	$0	$328,500 [4]
William J. Crowley, Jr.[2]	$8,757	$0	$0	$391,500 [5]
Michelle Engler	$6,699	$0	$0	$299,500
John Gillespie	$7,348	$0	$0	$328,500 [6]
William R. Rybak	$7,728	$0	$0	$345,500
Mark S. Wehrle	$7,124	$0	$0	$318,500 [7]
Edward Wood	$7,348	$0	$0	$328,500 [8]
Patricia Woodworth	$7,013	$0	$0	$313,500

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,308,000.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3 Amount includes $120,850 deferred by Mr. Anyah.

4  Amount includes $164,250 deferred by Ms. Carnahan.

5  Amount includes $195,750 deferred by Mr. Crowley.

6  Amount includes $164,250 deferred by Mr. Gillespie.

7 Amount includes $63,700 deferred by Mr. Wehrle.

8 Amount includes $164,250 deferred by Mr. Wood.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Investors Series Trust, 225 W. Wacker Drive, Chicago, IL 60606, or by visiting www.jackson.com.

JNL Investors Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and with each Fund’s Sub-Adviser (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At in-person meetings held on June 4-6, 2018 and August 27-29, 2018, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2019.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the gross performance of each Fund, including, where applicable, how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index

(“benchmark”). The Board further considered that comparison to peer groups provides a helpful way to measure the Funds’ performance, but noted that peer group universes are constantly evolving, and as such, the universes of comparable funds in the Funds’ peer groups may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2017 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL Government Money Market Fund. The Board considered that the Fund outperformed its benchmark for the ten-year period, was one basis point below the benchmark for the five-year period, equaled the benchmark for the three-year period and underperformed the benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its peer group for these periods. The Board also considered that, as of March 31, 2018, the Fund outperformed its benchmark and peer group for the three-month period, ranking in the 30th percentile of its peer group for this period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer group may change from time to time. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Government Money Market Fund. The Board considered that the Fund’s total expense ratio is below the peer group average and its advisory fee is higher than the peer group average but within four basis points. The Board observed that the peer group did not include funds that used sub-advisers so a comparison of sub-advisory fees was not available but noted that the Fund’s sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Low Duration Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than the respective peer group averages. The Board noted that, in conversations with the Board, the Fund’s advisory fee was reduced, effective September 25, 2017, and sub-advisory fee was reduced, effective July 1, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.   The Board concluded that the sub-advisory fee schedules in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser. The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that a Sub-Adviser may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund that each Sub-Adviser manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers may participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

JNL Investors Series Trust One Corporate Way Lansing, MI 48951

CMV8381 01/19

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Government Money Market Fund, JNAM, the Fund’s administrator, was responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2017 and December 31, 2018. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2017	$29,282	$0	$0	$0
2018	$50,583	$0	$0	$0

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2017	$21,675	$0	$0
2018	$20,415	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for an audit of a non-registered affiliated investment company.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2017, was $21,675. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2018 was $20,415.

(h) For the fiscal years ended December 31, 2017 and December 31, 2018, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud Principal Executive Officer

Date:	March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud Principal Executive Officer

Date:	March 5, 2019

By:	/s/ Daniel W. Koors
Daniel W. Koors Principal Financial Officer

Date:	March 5, 2019

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.